Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In accordance with the Quarterly Report of Urban Television Network Corporation (the "Company") on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on August 11, 2005, ("Report"), the undersigned, in the capacity and on the date indicated below, hereby Certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 Of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge;

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated August 11, 2005.


                                                      By: /s/ Randy Moseley
                                                         -----------------------
                                                         Randy Moseley
                                                         Chief Financial Officer